UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2010

SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION
(Exact name of Registrant as specified in its charter)

California	000-254888	33-0230641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2345 W Foothill, Suite 7
Upland, CA 92807
(Address of principal executive offices, including zip code)

(949) 888-9500
(Registrant's telephone number, including area code)

RG GLOBAL LIFESTYLES, INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.03.   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective August 2, 2010, registrant amended its articles of incorporation to change its name to Sustainable Environmental Technologies Corporation and increase the authorized number of its shares of common stock to 300,000,000.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

 (d) Exhibits

Exhibit Number	Description of Exhibit
3	Amendment to Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RG Global Lifestyles, Inc.

By:	/s/ Grant King
Grant King
Title:	President

Dated: August 5, 2010